Postretirement Benefits	12 Months Ended
Sep. 30, 2013
Text Block [Abstract]
Postretirement Benefits

(15) Postretirement Benefits

Alion sponsors a postretirement plan providing medical, dental, and vision coverage to eligible former employees. The Company is self-insured with a stop-loss limit under an insurance agreement. The plan was closed to new participants in fiscal 2008. It provides benefits until age 65 for employees who met certain age and service requirements. Alion requires most participants to pay the full expected cost of benefits. A limited number of participants, eligible for coverage after age 65, contribute a lesser amount. As of September 30, 2013, the Company had recognized a $376 thousand unfunded plan liability. Alion paid $39 thousand, $59 thousand and $48 thousand in plan benefits for the years ended September 30, 2013, 2012, and 2011. Participants contributed $14 thousand, $12 thousand and $18 thousand for the years ended September 30, 2013, 2012, and 2011.